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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       Date of Report: June 21, 1999


                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


                 MICHIGAN            0-14591           38-1986608
              (State or other      (Commission        (IRS Employer
              jurisdiction of       File Number)   Identification no.)
              incorporation)

           111 LYON STREET, N.W.
          GRAND RAPIDS, MICHIGAN                          49503
 (Address of principal executive offices)               (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 771-5000










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Item 5.   OTHER EVENTS.

          On June 21, 1999, Old Kent Financial Corporation issued the press releases attached as Exhibits 99.1 and 99.2 to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          99.1   Press Release dated June 21, 1999.

          99.2   Press Release dated June 21, 1999.



































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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 21, 1999               OLD KENT FINANCIAL CORPORATION
                                   (Registrant)


                                   By:/S/ MARY E. TUUK
                                       Mary E. Tuuk
                                       Senior Vice President and Secretary


































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                               EXHIBIT INDEX


EXHIBIT NUMBER           DOCUMENT

          99.1 Press Release dated June 21, 1999 (appointment of Chief Financial Officer).

          99.2 Press Release dated June 21, 1999 (stock dividend and stock repurchase).